CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER
Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to
                    ss. 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the "Company") on Form 10-Q for the period ending October 31, 2002 (the "Report"), I James M. McCormick, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


/s/James M. McCormick
----------------------------
James M. McCormick
Principal Accounting Officer

December 12, 2003